Exhibit 99.2

Franklin Street Properties Corp. Supplemental Operating & Financial Data 401 Edgewater Place ~Wakefield, MA 01880 781.557.1300.~ www.fspreit.com

Third Quarter 2021 Table of Contents

	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19-20
Financial Highlights	4	Leasing Activity	21
Income Statements	5	Lease Expirations by Square Feet	22
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	23
Cash Flow Statements	7	Redevelopment Activity	24
Property Net Operating Income (NOI)	8	Capital Expenditures	25

Reconciliation		Transaction Activity	26
FFO & AFFO	9
EBITDA	10	Loan Portfolio of Secured Real Estate	27
Property NOI	11
		Net Asset Value Components	28
Debt Summary	12
		Appendix: Non-GAAP Financial Measures Definitions
Capital Analysis	13	FFO	29
		EBITDA and NOI	30
Owned and Managed Portfolio Overview	14-17	AFFO	31

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include adverse changes in general economic or local market conditions, including as a result of the COVID-19 pandemic and other potential infectious disease outbreaks and terrorist attacks or other acts of violence, which may negatively affect the markets in which we and our tenants operate, increasing interest rates, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, adverse changes in energy prices, which if sustained, could negatively impact occupancy and rental rates in the markets in which we own properties, including energy-influenced markets such as Dallas, Denver and Houston, uncertainty relating to the completion and timing of the disposition of properties under agreement, any inability to dispose of other properties on acceptable terms and any delays in the timing of any such anticipated dispositions, changes in government regulations and regulatory uncertainty, uncertainty about governmental fiscal policy, geopolitical events and expenditures that cannot be anticipated such as utility rate and usage increases, delays in construction schedules, unanticipated increases in construction costs, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

			Dominion Towers, Denver, CO

September 30, 2021| Page 2

Company Information

Overview		Snapshot (as of September 30, 2021)

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on infill and central business district (CBD) office properties in the U.S. Sunbelt and Mountain West, as well as select opportunistic markets.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Total Properties	27 (1)
		Total Square Feet	7.8 Million (1)
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	105,632,725
		Quarterly Dividend	$0.09
Our Business		Dividend Yield	7.8%

As of September 30, 2021, the Company owned and operated a portfolio of real estate consisting of 26 operating  properties, one redevelopment property and two managed Sponsored REITs.  From time-to-time, the Company may acquire, develop or redevelop real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

		Total Market Capitalization	$1.2 Billion (2)
		Insider Holdings	4.89%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	Pershing Park Plaza, Atlanta, GA

Inquiries
Inquiries should be directed to: Georgia Touma

877.686.9496 or InvestorRelations@fspreit.com

(1) Includes both operating and redevelopment properties.

(2) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

September 30, 2021| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20
Income Items:
Rental revenue	$50,326	$55,722	$58,623	$59,408	$61,834
Total revenue	50,802	56,145	59,039	59,810	62,247
Net income (loss)	4,456	16,149	(6,460)	37,440	(1,679)
Adjusted EBITDA (a)*	22,900	24,930	26,556	26,409	29,334
FFO*	14,797	14,722	18,005	17,466	20,446
AFFO*	4,555	4,880	4,384	4,867	3,452

Per Share Data:
EPS	$0.04	$0.15	$(0.06)	$0.35	$(0.02)
FFO*	$0.14	$0.14	$0.17	$0.16	$0.19
AFFO*	$0.04	$0.05	$0.04	$0.05	$0.03
Weighted Average Shares (diluted)	106,905	107,359	107,328	107,328	107,328
Closing share price	$4.64	$5.26	$5.45	$4.37	$3.66
Dividend declared	$0.09	$0.09	$0.09	$0.09	$0.09

Balance Sheet Items:
Real estate, net	$1,344,692	$1,413,547	$1,601,613	$1,602,016	$1,649,649
Other assets, net	161,837	187,068	187,820	191,168	190,372
Total assets, net	1,506,529	1,600,615	1,789,433	1,793,184	1,840,021
Total liabilities, net	751,456	833,930	1,033,849	1,025,093	1,102,556
Shareholders' equity	755,073	766,685	755,584	768,091	737,465

Market Capitalization and Debt:
Total Market Capitalization (b)	$1,165,136	$1,329,896	$1,532,439	$1,392,524	$1,392,821
Total debt outstanding (excluding unamortized financing costs)	$675,000	$765,000	$947,500	$923,500	$1,000,000
Debt to Total Market Capitalization	57.9%	57.5%	61.8%	66.3%	71.8%
Net Debt to Adjusted EBITDA ratio (a)*	7.3	7.4	8.9	8.7	8.5

Operating Properties Leasing Statistics (c):
Operating properties assets	26	29	33	32	32
Operating properties total SF	7,671,275	8,228,148	9,548,810	9,331,489	9,526,822
Operating properties % leased	80.0%	79.5%	81.9%	85.0%	85.6%

(a)	Includes a $3,084 (or $12,336 annualized) charge during the three months ended December 31, 2020 from a lease write-off of a tenant in the travel industry that filed for bankruptcy on December 21, 2020, and includes accrued rent (all of which was included within rental revenue). Management believes excluding the impact of this write-off may be more useful in making period to period comparisons of our leverage ratio, and if such write-off were excluded, our Net Debt-to-Adjusted EBIDTA* ratio would have been 7.8 at December 31, 2020.
(b)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
(c)	Excludes redevelopment properties.
*	See pages 9 & 10 for reconciliations of Net income or loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 29.

September 30, 2021| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

				For the					For the
	For the Three Months Ended			Nine Months Ended	For the Three Months Ended				Year Ended
	31-Mar-21	30-Jun-21	30-Sep-21	30-Sep-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20

Revenue:
Rental	$58,623	$55,722	$50,326	$164,671	$62,567	$60,398	$61,834	$59,408	$244,207
Related party revenue:
Management fees and interest income from loans	410	417	419	1,246	403	405	400	402	1,610
Other	6	6	57	69	13	5	13	—	31
Total revenue	59,039	56,145	50,802	165,986	62,983	60,808	62,247	59,810	245,848

Expenses:
Real estate operating expenses	15,939	15,352	14,373	45,664	17,298	15,470	16,730	17,442	66,940
Real estate taxes and insurance	12,366	11,895	10,200	34,461	11,762	12,307	12,279	12,042	48,390
Depreciation and amortization	24,381	19,136	18,862	62,379	22,338	22,245	22,076	21,899	88,558
General and administrative	4,146	3,962	3,749	11,857	3,525	3,817	3,817	3,838	14,997
Interest	8,600	10,054	7,928	26,582	9,063	8,980	8,953	9,030	36,026
Total expenses	65,432	60,399	55,112	180,943	63,986	62,819	63,855	64,251	254,911

Loss on extinguishment of debt	—	(167)	(236)	(403)	—	—	—	—	—
Gain on sale of properties, net	—	20,626	8,632	29,258	—	—	—	41,928	41,928
Income (loss) before taxes on income and equity in income of non-consolidated REITs	(6,393)	16,205	4,086	13,898	(1,003)	(2,011)	(1,608)	37,487	32,865
Tax expense on income	67	56	51	174	68	64	71	47	250
Equity in income of non-consolidated REITs	—	—	421	421	—	—	—	—	—

Net income (loss)	$(6,460)	$16,149	$4,456	$14,145	$(1,071)	$(2,075)	$(1,679)	$37,440	$32,615

Weighted average number of shares outstanding, basic and diluted	107,328	107,359	106,905	107,196	107,269	107,287	107,328	107,328	107,303

Net income (loss) per share, basic and diluted	$(0.06)	$0.15	$0.04	$0.13	$(0.01)	$(0.02)	$(0.02)	$0.35	$0.30

September 30, 2021| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	March 31,	June 30,	September 30,	December 31,
	2021	2021	2021	2020	2020	2020	2020
Assets:
Real estate assets:
Land	$189,155	$170,377	$161,767	$191,578	$191,578	$191,578	$189,155
Buildings and improvements	1,954,838	1,731,690	1,630,729	1,941,952	1,964,308	1,983,979	1,938,629
Fixtures and equipment	13,308	11,643	11,727	11,917	12,250	12,714	12,949
	2,157,301	1,913,710	1,804,223	2,145,447	2,168,136	2,188,271	2,140,733
Less accumulated depreciation	555,688	500,163	459,531	506,251	522,238	538,622	538,717
Real estate assets, net	1,601,613	1,413,547	1,344,692	1,639,196	1,645,898	1,649,649	1,602,016

Acquired real estate leases, net	25,836	21,932	19,864	37,270	34,022	31,011	28,206
Cash, cash equivalents and restricted cash	4,113	24,180	9,731	17,283	2,890	4,840	4,150
Tenant rent receivables, net	4,337	3,116	2,681	3,609	4,192	4,007	7,656
Straight-line rent receivable, net	69,743	61,475	58,132	68,317	69,062	71,033	67,789
Prepaid expenses and other assets	5,873	5,405	5,547	7,486	6,506	6,538	5,752
Related party mortgage loan receivable	21,000	21,000	21,000	21,000	21,000	21,000	21,000
Office computers and furniture, net of accumulated depreciation	147	167	153	215	196	178	163
Deferred leasing commissions, net	56,771	49,793	44,729	53,251	51,669	51,765	56,452
Total assets	$1,789,433	$1,600,615	$1,506,529	$1,847,627	$1,835,435	$1,840,021	$1,793,184

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$27,500	$—	$—	$30,000	$30,000	$30,000	$3,500
Term loan payable, net of unamortized financing costs	717,668	563,151	473,648	766,124	766,493	766,863	717,323
Series A & Series B Senior Notes	199,219	199,260	199,301	199,055	199,096	199,137	199,178
Accounts payable and accrued expenses	63,456	50,799	59,309	57,076	55,712	69,905	72,058
Accrued compensation	1,390	2,309	3,482	1,335	2,278	3,634	3,918
Tenant security deposits	8,041	6,807	6,169	9,615	9,155	9,435	8,677
Lease liability	1,444	1,350	1,256	1,803	1,716	1,627	1,536
Other liabilities: derivative liabilities	13,698	9,425	7,583	23,035	22,958	20,157	17,311
Acquired unfavorable real estate leases, net	1,433	829	708	2,266	2,024	1,798	1,592
Total liabilities	1,033,849	833,930	751,456	1,090,309	1,089,432	1,102,556	1,025,093

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—	—
Common stock	11	11	11	11	11	11	11
Additional paid-in capital	1,357,131	1,357,469	1,349,225	1,356,794	1,357,131	1,357,131	1,357,131
Accumulated other comprehensive loss	(13,698)	(9,425)	(7,583)	(23,035)	(22,958)	(20,157)	(17,311)
Accumulated distributions in excess of accumulated earnings	(587,860)	(581,370)	(586,580)	(576,452)	(588,181)	(599,520)	(571,740)
Total stockholders’ equity	755,584	766,685	755,073	757,318	746,003	737,465	768,091
Total liabilities and stockholders’ equity	$1,789,433	$1,600,615	$1,506,529	$1,847,627	$1,835,435	$1,840,021	$1,793,184

September 30, 2021| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Nine Months Ended September 30,

	2021	2020
Cash flows from operating activities:
Net income (loss)	$14,145	$(4,825)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	64,390	68,859
Amortization of above and below market leases	(38)	(234)
Shares issued as compensation	338	337
Loss on extinguishment of debt	403	—
Gain on sale of properties, net	(29,258)	—
Equity in income from non-consolidated REITs	(421)	—
Distributions from non-consolidated REITs	421	—
Decrease in allowance for doubtful accounts and write-off of accounts receivable	—	(13)
Changes in operating assets and liabilities:
Tenant rent receivables	4,975	(143)
Straight-line rents	(3,103)	(2,636)
Lease acquisition costs	(1,666)	(1,516)
Prepaid expenses and other assets	(1,035)	(504)
Accounts payable and accrued expenses	(8,389)	2,527
Accrued compensation	(436)	234
Tenant security deposits	(2,508)	89
Payment of deferred leasing commissions	(10,857)	(6,168)
Net cash provided by operating activities	26,961	56,007

Cash flows from investing activities:
Property improvements, fixtures and equipment	(55,008)	(61,989)
Proceeds received on sale of properties	319,357	—
Net cash provided by (used in) investing activities	264,349	(61,989)

Cash flows from financing activities:
Distributions to stockholders	(28,985)	(28,968)
Stock repurchases	(8,244)	—
Borrowings under bank note payable	76,500	85,000
Repayments of bank note payable	(80,000)	(55,000)
Repayment of term loan payable	(245,000)	—
Net cash provided by (used in) financing activities	(285,729)	1,032
Net increase (decrease) in cash, cash equivalents and restricted cash	5,581	(4,950)
Cash, cash equivalents and restricted cash, beginning of period	4,150	9,790
Cash, cash equivalents and restricted cash, end of period	$9,731	$4,840

September 30, 2021| Page 7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable				Nine Months					Nine Months
	Square Feet	Three Months Ended			Ended	Three Months Ended				Ended	Inc	%
(in thousands)	or RSF	31-Mar-21	30-Jun-21	30-Sep-21	30-Sep-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	30-Sep-20	(Dec)	Change
Region
East	437	$592	$685	$642	$1,919	$896	$1,218	$591	$662	$2,705	$(786)	(29.1)%
MidWest	1,000	3,139	3,184	3,470	9,793	3,412	3,062	3,000	3,141	9,474	319	3.4%
South	3,202	9,555	9,207	8,482	27,244	10,312	9,975	10,387	7,143	30,674	(3,430)	(11.2)%
West	2,625	10,369	9,901	10,144	30,414	11,463	11,211	10,975	11,006	33,649	(3,235)	(9.6)%
Property NOI* from Operating Properties	7,264	23,655	22,977	22,738	69,370	26,083	25,466	24,953	21,952	76,502	(7,132)	(9.3)%
Dispositions and Redevelopment Properties (a)	519	6,106	5,023	2,625	13,754	6,791	6,730	7,244	7,428	20,765	(7,011)	(5.2)%
Property NOI*	7,783	$29,761	$28,000	$25,363	$83,124	$32,874	$32,196	$32,197	$29,380	$97,267	$(14,143)	(14.5)%

Same Store		$23,655	$22,977	$22,738	$69,370	$26,083	$25,466	$24,953	$21,952	$76,502	$(7,132)	(9.3)%

Less Nonrecurring
Items in NOI* (b)		32	34	281	347	26	810	351	345	1,187	(840)	0.9%

Comparative
Same Store		$23,623	$22,943	$22,457	$69,023	$26,057	$24,656	$24,602	$21,607	$75,315	$(6,292)	(8.4)%

(a)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized. We also include properties that have been placed in service, but that do not have operating activity for all periods presented.
(b)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 29.

September 30, 2021| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-21	30-Jun-21	30-Sep-21	30-Sep-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20

Net income (loss)	$(6,460)	$16,149	$4,456	$14,145	$(1,071)	$(2,075)	$(1,679)	$37,440	$32,615

Gain on sale of properties, net	—	(20,626)	(8,632)	(29,258)	—	—	—	(41,928)	(41,928)
Equity in income from non-consolidated REITs	—	—	(421)	(421)	—	—	—	—	—
FFO from non-consolidated REITs	—	—	421	421	—	—	—	—	—
Depreciation & amortization	24,349	19,130	18,861	62,340	22,265	22,170	21,989	21,820	88,244
NAREIT FFO*	17,889	14,653	14,685	47,227	21,194	20,095	20,310	17,332	78,931
Lease Acquisition costs	116	69	112	297	98	99	136	134	467
Funds From Operations (FFO)*	$18,005	$14,722	$14,797	$47,524	$21,292	$20,194	$20,446	$17,466	$79,398

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$18,005	$14,722	$14,797	$47,524	$21,292	$20,194	$20,446	$17,466	$79,398
Reverse FFO from non-consolidated REITs	—	—	(421)	(421)	—	—	—	—	—
Distributions from non-consolidated REITs	—	—	421	421	—	—	—	—	—
Amortization of deferred financing costs	707	853	854	2,414	748	726	727	824	3,025
Shares issued as compensation	—	338	—	338	—	337	—	—	337
Straight-line rent	(1,904)	(1,041)	(245)	(3,190)	(966)	(377)	(1,293)	951	(1,685)
Tenant improvements	(4,491)	(4,277)	(3,952)	(12,720)	(10,716)	(13,531)	(8,022)	(837)	(33,106)
Leasing commissions	(2,597)	(1,922)	(2,371)	(6,890)	(2,730)	(603)	(2,033)	(7,432)	(12,798)
Non-investment capex	(5,336)	(3,793)	(4,528)	(13,657)	(4,527)	(6,581)	(6,373)	(6,105)	(23,586)
Adjusted Funds From Operations (AFFO)*	$4,384	$4,880	$4,555	$13,819	$3,101	$165	$3,452	$4,867	$11,585

Per Share Data:
EPS	$(0.06)	$0.15	$0.04	$0.13	$(0.01)	$(0.02)	$(0.02)	$0.35	$0.30
FFO*	0.17	0.14	0.14	0.44	0.20	0.19	0.19	0.16	0.74
AFFO*	0.04	0.05	0.04	0.13	0.03	0.00	0.03	0.05	0.11

Weighted Average Shares (basic and diluted)	107,328	107,359	106,905	107,196	107,269	107,287	107,328	107,328	107,303

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 29.

September 30, 2021| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-21	30-Jun-21	30-Sep-21	30-Sep-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20

Net income (loss)	$(6,460)	$16,149	$4,456	$14,145	$(1,071)	$(2,075)	$(1,679)	$37,440	$32,615
Interest expense	8,600	10,054	7,928	26,582	9,063	8,980	8,953	9,030	36,026
Depreciation and amortization	24,349	19,130	18,861	62,340	22,265	22,170	21,989	21,820	88,244
Income taxes	67	56	51	174	68	64	71	47	250
EBITDA (1)*	$26,556	$45,389	31,296	$103,241	$30,325	$29,139	$29,334	$68,337	$157,135
Loss on extinguishment of debt	—	167	236	403	—	—	—	—	—
Gain on sale of properties, net	—	(20,626)	(8,632)	(29,258)	—	—	—	(41,928)	(41,928)
Adjusted EBITDA (1)*	$26,556	$24,930	$22,900	$74,386	$30,325	$29,139	$29,334	$26,409	$115,207

Interest expense	$8,600	$10,054	$7,928	$26,582	$9,063	$8,980	$8,953	$9,030	$36,026
Scheduled principal payments	—	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$8,600	$10,054	$7,928	$26,582	$9,063	$8,980	$8,953	$9,030	$36,026

Interest coverage ratio (1)	3.09	2.48	2.89	2.80	3.35	3.24	3.28	2.92	3.20

Debt service coverage ratio (1)	3.09	2.48	2.89	2.80	3.35	3.24	3.28	2.92	3.20

Debt excluding unamortized financing costs	$947,500	$765,000	$675,000		$1,000,000	$1,000,000	$1,000,000	$923,500
Cash, cash equivalents and restricted cash	4,113	24,180	9,731		17,283	2,890	4,840	4,150
Net Debt (Debt less Cash, cash equivalents and restricted cash)	$943,387	$740,820	$665,269		$982,717	$997,110	$995,160	$919,350

Adjusted EBITDA (1)*	$26,556	$24,930	$22,900		$30,325	$29,139	$29,334	$26,409
Annualized	$106,224	$99,720	$91,600		$121,300	$116,556	$117,336	$105,636

Net Debt-to-Adjusted EBITDA ratio (1)*	8.9	7.4	7.3		8.1	8.6	8.5	8.7

*

See Appendix for Non-GAAP Financial Measures Definitions beginning on page 29. Amounts in the EBITDA and Adjusted EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization, income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs, which are accounted for under the equity method.

(1) Includes a $3,084 (or $12,336 annualized) charge during the three months ended December 31, 2020 from a lease write-off of a tenant in the travel industry that filed for bankruptcy on December 21, 2020, and includes accrued rent (all of which was included within rental revenue). Management believes excluding the impact of this write-off may be more useful in making period to period comparisons of our leverage, Interest coverage and Debt service coverage ratios, and if such write-off were excluded, our Interest coverage ratio and our Debt service coverage ratio for the three months ended December 31, 2020 would have each been 3.26, and our Net Debt-to-Adjusted EBIDTA* ratio would have been 7.8 at December 31, 2020.

September 30, 2021| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-21	30-Jun-21	30-Sep-21	30-Sep-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20
Net income (loss)	$(6,460)	$16,149	$4,456	$14,145	$(1,071)	$(2,075)	$(1,679)	$37,440	$32,615
Add (deduct):
Loss on extinguishment of debt	—	167	236	403	—	—	—	—	—
Gain on sale of properties, net	—	(20,626)	(8,632)	(29,258)	—	—	—	(41,928)	(41,928)
Management fee income	(465)	(403)	(380)	(1,248)	(478)	(446)	(484)	(464)	(1,872)
Depreciation and amortization	24,381	19,136	18,861	62,378	22,338	22,245	22,076	21,899	88,558
Amortization of above/below market leases	(32)	(6)	—	(38)	(73)	(75)	(86)	(79)	(313)
General and administrative	4,146	3,962	3,749	11,857	3,525	3,817	3,817	3,838	14,997
Interest expense	8,600	10,054	7,928	26,582	9,063	8,980	8,953	9,030	36,026
Interest income	(394)	(399)	(404)	(1,197)	(382)	(381)	(386)	(391)	(1,540)
Equity in income of non-consolidated REITs	—	—	(421)	(421)	—	—	—	—	—
Non-property specific items, net	(15)	(34)	(30)	(79)	(48)	131	(14)	35	104
Property NOI*	$29,761	$28,000	$25,363	$83,124	$32,874	$32,196	$32,197	$29,380	$126,647

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 29.

September 30, 2021| Page 11

Debt Summary (in thousands)

		Maximum	Amount	Interest			Interest
	Maturity	Amount	Drawn at	Rate (a)			Rate at	Facility
	Date	of Loan	30-Sep-21	Components			30-Sep-21	Fee

BAML Revolver	12-Jan-22	$600,000	$—	Libor	+	1.55%	1.63%	0.30%
BAML Term Loan	12-Jan-23	400,000	310,000	Libor	+	1.75%	1.83%
BMO Term Loan Tranche B	31-Jan-24	165,000	165,000	2.39%	+	1.65%	4.04%
Series A Senior Notes	20-Dec-24	116,000	116,000				4.49%
Series B Senior Notes	20-Dec-27	84,000	84,000				4.76%

		$1,365,000	$675,000				3.19%

●	The table above is a summary of our debt. Additional information on our debt can be found in our Annual Report on Form 10-K for the year ended December 31, 2020, as updated in our Quarterly Reports on Form 10-Q, on file with the U.S. Securities and Exchange Commission.
●	We have the right to extend the maturity date of the BAML Revolver by two additional six-month periods, or until January 12, 2023, upon payment of a fee and satisfaction of certain customary conditions.
●	The BAML Revolver is subject to a 30 basis point facility fee based on our credit rating and, when applied to our availability of $600 million at September 30, 2021, would be $1.8 million annually as of September 30, 2021.
●	We incurred financing costs, some of which are deferred and amortized into interest expense during the terms of the loans we execute. We estimate the future annualized amount of the amortization included in interest expense will be approximately $2.1 million.
●	On June 4, 2021, we repaid the JPM Term Loan, which had $100 million outstanding, the BMO Term Loan Tranche A, which had $55 million outstanding, and the drawn balance of our BAML Revolver, which had $47.5 million outstanding.
●	On September 30, 2021, we repaid $90 million of the BAML Term Loan, which had $400 million outstanding.

(a)	Interest rate excludes amortization of deferred financing costs and facility fees, which is discussed in the notes above.

September 30, 2021| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-21	30-Jun-21	30-Sep-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20
Market Data:
Shares Outstanding	107,328	107,395	105,633	107,269	107,328	107,328	107,328
Closing market price per share	$5.45	$5.26	$4.64	$5.73	$5.09	$3.66	$4.37
Market capitalization	$584,939	$564,896	$490,136	$614,653	$546,301	$392,821	$469,024
Total debt outstanding excluding unamortized financing costs	947,500	765,000	675,000	1,000,000	1,000,000	1,000,000	923,500
Total Market Capitalization	$1,532,439	$1,329,896	$1,165,136	$1,614,653	$1,546,301	$1,392,821	$1,392,524

Dividend Data:
Total dividends declared for the quarter	$9,660	$9,659	$9,666	$9,654	$9,654	$9,660	$9,660
Common dividend declared per share	$0.09	$0.09	$0.09	$0.09	$0.09	$0.09	$0.09
Declared dividend as a % of Net income (loss) per share	(150)%	60%	216%	(901)%	(465)%	(575)%	26%
Declared dividend as a % of AFFO* per share	220%	198%	211%	311%	5852%	280%	198%

Liquidity:
Cash, cash equivalents and restricted cash	$4,113	$24,180	$9,731	$17,283	$2,890	$4,840	$4,150
Revolver:
Gross potential available under the BAML Revolver	600,000	600,000	600,000	600,000	600,000	600,000	600,000
Less:
Outstanding balance	(27,500)	—	—	(30,000)	(30,000)	(30,000)	(3,500)
Total Liquidity	$576,613	$624,180	$609,731	$587,283	$572,890	$574,840	$600,650

*	See page 9 for a reconciliation of Net Income (Loss) to AFFO and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 29.

September 30, 2021| Page 13

Owned Portfolio Overview

	As of the Quarter Ended
	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20
Operating Properties:
Number of properties	26	29	33	32	32
Square feet	7,671,275	8,228,148	9,548,810	9,331,489	9,526,822
Leased percentage	80.0%	79.5%	81.9%	85.0%	85.6%

Redevelopment Properties (a):
Number of properties	1	1	1	2	3
Square feet	111,469	111,469	111,469	324,651	388,849
Leased percentage	0.0%	0.0%	0.0%	48.0%	53.0%

Total Owned Properties:
Number of properties	27	30	34	34	35
Square feet	7,782,744	8,339,617	9,660,279	9,656,140	9,915,671
Leased percentage	78.8%	78.5%	81.0%	83.8%	84.3%

Managed Properties - Single Asset REITs (SARs):
Number of properties	2	2	2	2	2
Square feet	348,545	348,545	348,545	348,545	348,545

Total Operating, Redevelopment and Managed Properties:
Number of properties	29	32	36	36	37
Square feet	8,131,289	8,688,162	10,008,824	10,004,685	10,264,216

(a)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

September 30, 2021| Page 14

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

Owned Properties:

East Region							Midwest Region

Washington, D.C.							Chicago
Meadow Point	Chantilly	VA	138,537	100.0%	70.3%	$26.15	Northwest Point	Elk Grove Village	IL	177,095	100.0%	100.0%		$30.27
Stonecroft (c)	Chantilly	VA	111,469	0.0%	0.0%	$—	909 Davis Street	Evanston	IL	195,098	93.3%	93.3%		$41.83

Richmond, VA							Minneapolis
Innsbrook	Glen Allen	VA	298,183	57.2%	57.2%	$18.66	121 South 8th Street	Minneapolis	MN	298,121	90.7%	85.9%		$23.33
							801 Marquette Ave	Minneapolis	MN	129,821	91.8%	55.2%		$15.72
Charlotte, NC							Plaza Seven	Minneapolis	MN	330,096	85.5%	85.6%		$33.27
Forest Park	Charlotte	NC	64,198	78.4%	49.1%	$25.29

East Region Total			612,387	58.7%	48.9%	$21.79	Midwest Region Total			1,130,231	91.2%	85.8%		$30.41

(a)	Weighted Occupied Percentage for the nine months ended September 30, 2021.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.
(c)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

September 30, 2021| Page 15

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							West Region

Dallas-Fort Worth							Denver
Legacy Tennyson Center	Plano	TX	207,049	41.1%	47.6%	$23.75	380 Interlocken	Broomfield	CO	240,359	60.5%	64.7%	$33.00
One Legacy Circle	Plano	TX	214,110	57.9%	56.4%	$38.46	1999 Broadway	Denver	CO	680,255	67.3%	67.9%	$33.69
Addison Circle	Addison	TX	289,325	85.6%	83.7%	$32.30	Greenwood Plaza	Englewood	CO	196,236	100.0%	100.0%	$25.13
Collins Crossing	Richardson	TX	300,887	84.4%	83.5%	$27.40	390 Interlocken	Broomfield	CO	241,512	99.4%	99.4%	$32.99
Liberty Plaza	Addison	TX	217,191	73.9%	73.9%	$21.84	1001 17th Street	Denver	CO	655,420	95.2%	95.4%	$37.02
							600 17th Street	Denver	CO	610,730	85.8%	85.0%	$32.90
Houston							West Region Total			2,624,512	83.3%	83.7%	$33.56
Park Ten	Houston	TX	157,609	72.0%	71.8%	$30.25
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$27.89	Total Owned Properties			7,782,744	78.8%	76.3%	$30.97
Park Ten Phase II	Houston	TX	156,746	95.0%	95.0%	$29.20
Westchase I & II	Houston	TX	629,025	57.6%	52.5%	$28.05

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive	Miami	FL	213,182	73.6%	65.0%	$26.21

Atlanta
Pershing Plaza	Atlanta	GA	160,145	76.6%	60.5%	$33.58
999 Peachtree (d)	Atlanta	GA	621,946	85.8%	84.3%	$34.60
South Region Total			3,415,614	74.9%	72.4%	$29.99

(a)	Weighted Occupied Percentage for the nine months ended September 30, 2021.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.
(c)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.
(d)	On October 22, 2021 this property was sold.

September 30, 2021| Page 16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet	MSA / Property Name	City	State	Square Feet

Southeast Region				Midwest Region

Atlanta				Indianapolis
Satellite Place	Duluth	GA	134,785	Monument Circle	Indianapolis	IN	213,760

Southeast Region Total			134,785	Midwest Region Total			213,760

				Total Managed			348,545

				Total Owned & Managed			8,131,289

September 30, 2021| Page 17

Tenants by Industry (By Square Feet)

Medical & Social Services 2%
Wholesalers 2%
Entertainment 3%
Insurance 4%
Manufacturing 4%
Government 4%
Communications 4%
Other 5%
Real Estate 5%
Banking 5%
Architecture & Engineering 5%
General Business Services 6%
Professional Services 11%
Technology 12%
Legal Services 12%
Oil & Gas 16%

September 30, 2021| Page 18

20 Largest Tenants with Annualized Rent and Remaining Term

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent (a)	Annualized Rent

1	CITGO Petroleum Corporation	1	138	248,399	3.2%	$2,923,656	1.6%
2	Ovintiv USA Inc. (b)	1	5	234,495	3.0%	10,059,274	5.4%
3	Eversheds Sutherland (US) LLP (i)	1	55	179,868	2.3%	6,254,542	3.4%
4	EOG Resources, Inc.	1	63	169,167	2.2%	6,196,587	3.3%
5	US Government (c)	2	52, 112	168,573	2.2%	5,992,002	3.2%
6	The Vail Corporation	1	102	164,636	2.1%	5,681,289	3.1%
7	Lennar Homes, LLC	1	186	155,808	2.0%	4,128,912	2.2%
8	Citicorp Credit Services, Inc	1	71	146,260	1.9%	4,766,613	2.6%
9	Kaiser Foundation Health Plan	1	32	120,979	1.5%	3,727,645	2.0%
10	Argo Data Resource Corporation (d)	1	23, 107	114,200	1.5%	3,371,184	1.8%
11	VMWare, Inc.	1	56	100,853	1.3%	3,456,232	1.9%
12	Deluxe Corporation (e)	1	190	98,922	1.3%	—	0.0%
13	Swift, Currie, McGhee & Hiers, LLP (f)	1	132	98,831	1.3%	—	0.0%
14	Ping Identity Corp.	1	57	89,856	1.1%	3,529,544	1.9%
15	Common Grounds, LLC (g) (i)	2	117, 132	76,984	1.0%	3,096,415	1.7%
16	Booz Allen Hamilton, Inc. (h)	1	70	75,338	1.0%	1,029,805	0.6%
17	ADS Alliance Data Systems, Inc.	1	57	67,274	0.9%	2,853,090	1.5%
18	PricewaterhouseCoopers LLP	1	88	66,304	0.8%	2,391,616	1.3%
19	DirecTV, Inc.	1	8	66,226	0.8%	2,040,423	1.1%
20	Hall and Evans LLC	1	95	65,878	0.8%	2,473,006	1.3%

			Total	2,508,851	32.2%	$73,971,835	39.9%

Footnotes on next page

September 30, 2021| Page 19

20 Largest Tenants with Annualized Rent and Remaining Term

Footnotes:

(a) Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at September 30, 2021 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b) Includes 67,865 square feet that was re-leased by a new tenant on March 1, 2022 and expiring in 2031.

(c) Includes 43,573 square feet expiring in 2026. The remaining 125,000 square feet expire in 2031.

(d) Includes 28,550 square feet expiring in 2023. The remaining 85,650 square feet expire in 2030.

(e) Lease commenced on July 1, 2021 and rent commences on July 31, 2022.

(f) Lease commences on October 1, 2022 and rent commences on October 1, 2023.

(g) Includes 27,478 square feet expiring in 2031. The remaining 49,506 square feet expire in 2032.

(h) Includes 41,120 square feet commencing in 2022.

(i) On October 22, 2021, we sold our property known as 999 Peachtree. Eversheds Sutherland (US) LLP is a tenant at 999 Peachtree. In addition, Common Grounds, LLC is also a tenant at 999 Peachtree, leasing approximately 49,506 square feet with 132 months remaining and annualized revenue of $2,059,945.

September 30, 2021| Page 20

Leasing Activity (Owned Portfolio)

			Year	Year
	Nine Months Ended		Ended	Ended
Leasing Activity (a)	30-Sep-21	30-Sep-20	31-Dec-20	31-Dec-19
(in Square Feet - SF)
New leasing	270,000	347,000	368,000	534,000
Renewals and expansions	622,000	259,000	762,000	883,000
	892,000	606,000	1,130,000	1,417,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$30.10	$29.61	$28.47	$31.78
Weighted average lease term	7.8 Years	7.8 Years	8.3 Years	8.3 Years

Increase over average GAAP rents in prior year (b)	2.0%	11.8%	7.7%	10.9%

Average free rent	8 Months	6 Months	5 Months	3 Months
Tenant Improvements	$25.08	$33.80	$34.07	$34.44
Leasing Costs	$11.61	$10.71	$11.36	$13.51

(a)  Leasing activity includes leasing at redevelopment properties. We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

(b)  The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

September 30, 2021| Page 21

Lease Expirations by Square Feet (a) (Owned Portfolio)

(a)	Lease expirations include leases in redevelopment properties. We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

September 30, 2021| Page 22

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases		Leases (b)	Leases	Leases	Total

2021	14	(c)	72,249		$2,450,459	$33.92	1.3%	1.3%
2022	54		612,298		21,572,479	35.23	11.7%	13.0%
2023	51		351,574		12,100,057	34.42	6.5%	19.5%
2024	49		781,382		24,656,436	31.55	13.3%	32.8%
2025	51		509,607		15,937,407	31.27	8.6%	41.4%
2026	37		792,408		27,128,398	34.24	14.6%	56.0%
2027	24		761,322		22,919,613	30.11	12.4%	68.4%
2028	16		330,030		9,165,063	27.77	4.9%	73.3%
2029	12		337,189		11,437,542	33.92	6.2%	79.5%
2030	8		422,110		13,861,971	32.84	7.5%	87.0%
2031 and thereafter	59		1,164,830	(d)	24,000,857	20.60	13.0%	100.0%
Leased total	375		6,134,999		$185,230,282	$30.19	100.0%
Vacancies as of 9/30/21			1,536,276
Redevelopment properties (e)			111,469
Total Portfolio Square Footage			7,782,744

(a)	The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year. Includes annualized rent from redevelopment properties. We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.
(b)	Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at September 30, 2021 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.
(c)	Includes 4 leases that are month-to-month.
(d)	Includes 101,233 square feet that are non-revenue producing building amenities.
(e)	Redevelopment properties include properties being developed, redeveloped, or where redevelopment is complete, but are in lease-up and that are not stabilized.

September 30, 2021| Page 23

Redevelopment Activity

(in 000's except square feet)								Estimated	Estimated
					Incurred	Percent	Estimated	Leased	Occupied
			Rentable	Anticipated	Through	Leased	Completion	Stabilization	Stabilization
Property Name	City	State	Square Feet	Investment (1)	30-Sep-21	30-Sep-21	Date	Date	Date

Redevelopment in Process
Stonecroft	Chantilly	VA	111,469	$5,055	$3,597	0.0%	December-21	January-22	December-22
Total Office in Process			111,469	$5,055	$3,597

Anticipated Investment includes capitalized redevelopment costs and capitalized interest, but excludes lease-up costs.

(1)	On October 5, 2021, we entered into a Purchase and Sale Agreement with a third-party buyer for the disposition of Stonecroft and our other office property located in Chantilly, Virginia for a purchase price of approximately $40 million. Assuming satisfaction of certain customary conditions to close, including successful completion by the buyer of a due diligence inspection period, the closing of the sale of the properties is expected to take place on or about November 16, 2021. However, if the sale of Stonecroft does not occur, we expect to incur additional lease-up and stabilization costs prior to the property becoming an operating property.

September 30, 2021| Page 24

Capital Expenditures

(in thousands)				Nine Months
	For the Three Months Ended			Ended
	31-Mar-21	30-Jun-21	30-Sep-21	30-Sep-21

Tenant improvements	$4,491	$4,277	$3,952	$12,720
Deferred leasing costs	2,597	1,922	2,371	6,890
Non-investment capex	5,336	3,793	4,528	13,657
Total Capital Expenditures	$12,424	$9,992	$10,851	$33,267

	For the Three Months Ended				Year Ended
	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20

Tenant improvements	$10,716	$13,531	$8,022	$837	$33,106
Deferred leasing costs	2,730	603	2,033	7,432	12,798
Non-investment capex	4,527	6,581	6,373	6,105	23,586
Total Capital Expenditures	$17,973	$20,715	$16,428	$14,374	$69,490

First generation leasing and investment capital was $29.1 million for nine months ended September 30, 2021 and $19.7 million for the year ended December 31, 2020.

September 30, 2021| Page 25

Transaction Activity (in thousands except for Square Feet)

Recent Acquisitions:	City	State	Square Feet	Date Acquired	Purchase Price
2016
Plaza Seven	Minneapolis	MN	325,796	6/6/16	$82,000
Pershing Plaza	Atlanta	GA	160,145	8/10/16	45,450
600 17th Street	Denver	CO	613,527	12/1/16	154,260

Recent Dispositions:					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2021
One Ravinia	Atlanta	GA	386,602	5/27/21	$74,879	$29,075
Two Ravinia	Atlanta	GA	411,047	5/27/21	71,771	29
One Overton Park	Atlanta	GA	387,267	5/27/21	72,850	(6,336)
Loudoun Tech Center	Dulles	VA	136,658	6/29/21	17,250	(2,148)
River Crossing	Indianapolis	IN	205,729	8/31/21	35,050	(1,657)
Timberlake	Chesterfield	MO	234,496	9/23/21	44,667	6,184
Timberlake East	Chesterfield	MO	117,036	9/23/21	22,333	4,111
999 Peachtree	Atlanta	GA	621,946	10/22/21	223,900	86,755

2020
Emperor Boulevard	Durham	NC	259,531	12/23/20	$89,700	$41,928

2017
Hillview	Milpitas	CA	36,288	1/6/17	$6,342	$2,289
East Baltimore	Baltimore	MD	325,445	10/20/17	32,547	(20,770)

2016
Lakeside I	Maryland Heights	MO	127,778	4/5/16	$20,189	$4,154
Federal Way	Federal Way	WA	117,010	12/16/16	7,500	(7,092)

September 30, 2021| Page 26

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands, except footnotes)			Maximum	Amount	Interest
		Maturity	Amount	Outstanding	Rate at
Sponsored REIT	Location	Date	of Loan	30-Sep-21	30-Sep-21

Mortgage loan secured by property
FSP Monument Circle LLC (1)	Indianapolis, IN	6-Dec-22	$21,000	$21,000	7.51%

			$21,000	$21,000

(1)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.

September 30, 2021| Page 27

Net Asset Value Components

(in thousands except per share data)
	As of	Assets:		Other information:
	30-Sep-21	Loans outstanding on secured RE	$21,000	Leased SF to be FFO producing
Total Market Capitalization Values		Investments in SARs (book basis)	—	during 2021 and 2022 (in 000's)	195
Shares outstanding	105,632.7	Straight-line rent receivable	58,132
Closing price	$4.64	Asset held for sale	—	Straight-line rental revenue current quarter	$245
Market capitalization	$490,136	Cash, cash equivalents and restricted cash	9,731
Debt	675,000	Tenant rent receivables	2,681	Management fee income current quarter	$15
Total Market Capitalization	$1,165,136	Prepaid expenses	3,986	Interest income from secured loans	404
		Office computers and furniture	153	Management fees and interest income from loans	$419
		Other assets:
	3 Months	Deferred financing costs, net	2,433
	Ended	Other assets: Derivative Market Value	—
NOI Components	30-Sep-21	Other assets - Right-to-Use Asset	1,179
			$99,295
Same Store NOI (1)	$22,738
Acquisitions (1) (2)	—	Liabilities:		Footnotes to the components
Property NOI (1)	22,738	Debt (excluding contra for unamortized financing costs)	$675,000
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	62,791	(1) See pages 11 & 30 for definitions and reconciliations.
Stabilized portfolio	$22,738	Tenant security deposits	6,169
		Other liabilities: lease liability	1,256	(2) Includes NOI from acquisitions not in Same Store.
		Other liabilities: derivative liability	7,583
Financial Statement Reconciliation:			$752,799	(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$50,326
Rental operating expenses	(14,373)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(10,200)
NOI from dispositions & redevelopment properties	(2,625)			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(51)
Management & other fees (5)	(339)
Property NOI (1)	$22,738

September 30, 2021| Page 28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on mortgage loans, properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

September 30, 2021| Page 29

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains or losses on extinguishment of debt, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on extinguishment of debt, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for the periods presented and exclude properties that are redevelopment properties.  We also exclude properties that have been placed in service, but that do not have operating activity for all periods presented, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

September 30, 2021| Page 30

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (3) excluding the effect of straight-line rent, (4) plus the amortization of deferred financing costs, (5) plus the value of shares issued for compensation and (6) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

September 30, 2021| Page 31

Investor Relations Contact

Georgia Touma ~ 877.686.9496

InvestorRelations@fspreit.com

Franklin Street Properties Corp.

Supplemental Operating & Financial Data

401 Edgewater Place ~Wakefield, MA 01880

781.557.1300 ~ www.fspreit.com

September 30, 2021| Page 32